SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Global Income Builder Fund DWS Global Income Builder VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of each fund’s summary prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

Thomas Schuessler, PhD., Managing Director. Portfolio Manager of the fund. Joined the fund in 2008.

John D. Ryan, Director. Portfolio Manager of the fund. Joined the fund in 2012.

Fabian Degen, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Please Retain This Supplement for Future Reference

August 15, 2012 PROSTKR-172